Exhibit 99.4

Report of Independent Auditors

To the Members of

Waypoint/GI Venture, LLC:

Report on the Consolidated Financial Statements

We have audited the accompanying consolidated financial statements of Waypoint/GI Venture, LLC, which comprise the consolidated balance sheet as of December 31, 2016, and the related consolidated statements of operations, changes in members’ equity and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditors considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Waypoint/GI Venture, LLC as of December 31, 2016, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Change in Accounting Principle

As discussed in Note 2 to the financial statements, Waypoint/GI Venture, LLC adopted a change in accounting principle related to the presentation of debt issuance costs. Our opinion is not modified with respect to that matter.

/s/ Novogradac & Company LLP
San Francisco, California
March 13, 2017

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2016

ASSETS
Investments in real estate:
Land	$125,099,728
Building and improvements	399,393,877

Total investments in properties	524,493,605
Accumulated depreciation and amortization	(42,713,108)

Net investments in real estate	481,780,497
Cash and cash equivalents	7,851,682
Restricted cash	19,364,906
Resident and other receivables, net	381,742
Other assets, net	2,538,697

Total assets	$511,917,524

LIABILITIES AND MEMBERS’ EQUITY
Liabilities:
Long-term debt facility, net	$490,910,071
Accounts payable and accrued expenses	3,192,135
Interest payable	854,167
Due to related parties, net	1,661,621
Security deposits and prepaid rent	6,084,957

Total liabilities	502,702,951

Members’ equity	9,214,573

Total liabilities and members’ equity	$511,917,524

See report of independent auditors and notes to consolidated financial statements.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

RENTAL REVENUE
Rental revenue, net	$62,259,176

OPERATING EXPENSES
Home services	7,273,338
Resident services	2,383,286
Leasing	112,594
Utilities	1,089,687
Taxes and insurance	8,919,005
Other property expenses	3,319,024

Total operating expenses	23,096,934

Net operating income	39,162,242

OTHER INCOME (EXPENSE)
Gain from disposition of real estate, net	364,080
Interest, including amortization	(14,173,386)
Finance expenses	(3,006,259)
Fund management fees	(2,990,420)
General and administrative	(2,754,391)
Depreciation and amortization	(11,938,091)
Other expense	(350,158)

Total other income (expense)	(34,848,625)

Net income	$4,313,617

See report of independent auditors and notes to consolidated financial statements.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF MEMBERS’ EQUITY

FOR THE YEAR ENDED DECEMBER 31, 2016

	Managing Member	Investor Members	Total Members’ Equity
Balance, January 1, 2016	$—	$76,994,413	$76,994,413
Cash distributions	—	(72,093,457)	(72,093,457)
Net income	—	4,313,617	4,313,617

Balance, December 31, 2016	$—	$9,214,573	$9,214,573

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

OPERATING ACTIVITIES:
Net income	$4,313,617
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	11,938,091
Gain from disposition of real estate	(364,080)
Amortization of deferred financing costs	512,936
Straight-line rents	(29,509)
Provision for doubtful accounts	2,088,996
Reversal of provision for unredeemed LPR/Waypoints	(588,222)
Changes in assets and liabilities:
Restricted cash	564,575
Resident and other receivables	(2,284,395)
Other assets	(2,526,714)
Accounts payable and accrued expenses	479,172
Due from related parties	46,011
Other liabilities	863,182

Net cash provided by operating activities	15,013,660

INVESTING ACTIVITIES:
Change in restricted cash	(11,217,544)
Additions to land	(582,294)
Additions to buildings and improvements	(9,563,034)
Net proceeds from disposition of real estate	2,217,061

Net cash used in investing activities	(19,145,811)

FINANCING ACTIVITIES:
Proceeds from long-term debt facility	490,910,071
Repayment of mortgage debt	(410,000,000)
Payment of financing costs	(9,283,332)
Distributions to members	(72,093,457)

Net cash provided by financing activities	(466,718)

NET CHANGE IN CASH AND CASH EQUIVALENTS	(4,598,869)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	3,167,219

CASH AND CASH EQUIVALENTS, END OF YEAR	$(1,431,650)

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid for interest	$13,360,728

Non-cash investing activities:
Accrued capital expenditures	$197,921

See report of independent auditors and notes to consolidated financial statements.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2016

(1)	Organization

Waypoint/GI Venture, LLC (“WP Fund II”) is a limited liability company that was formed on December 23, 2011 for the purpose of acquiring, renovating, leasing, maintaining, managing, and selling single-family homes located in various states throughout the United States. WP Fund II was formed between GI Waypoint Investco, LLC (the “Investor”) (100%) and Waypoint Real Estate Group, LLC (the “Manager”) (0%).

Profits and losses are allocated in accordance with the Limited Liability Company Agreement (the “Operating Agreement”). In general, member interest shall be represented by Units of limited liability company interest as defined in the Operating Agreement. The authorized capital of WP Fund II consists of 100,000 units, of which 75,000 units are designated Investor Units (the “Investor Units”) and 25,000 units are designated Manager Units (the “Manager Units”). Manager Units are profit interest units and no capital contributions are required to be made on their behalf.

Pursuant to the Operating Agreement, the Investor was required to provide a contribution of $200,000,000 to WP Fund II. An additional capital contribution of $8,451,427 was received from the Investor related to its partnership interest in Waypoint Fund XI, LLC in 2014. As of December 31, 2016, the Investor provided cumulative capital contributions totaling $208,451,427 and received cumulative cash distributions totaling $187,082,145.

WP Fund II holds investments in the following entities (the “Investee Entities”):

•	Adalwin, LLC (“Adalwin”) (100% member interest held by WP Fund II)

•	Dallin, LLC (“Dallin”) (100% member interest held by WP Fund II)

•	Dunley, LLC (“Dunley”) (100% member interest held by WP Fund II)

•	Louden, LLC (“Louden”) (100% member interest held by WP Fund II)

•	Morven, LLC (“Morven”) (100% member interest held by WP Fund II)

•	Tirell, LLC (“Tirell”) (100% member interest held by WP Fund II)

•	Waypoint/GI Newco, LLC (“Newco”) (100% member interest held by WP Fund II)

The Investee Entities were formed for the purpose of acquiring, renovating, leasing, maintaining, managing, and selling single-family homes located in various states throughout the United States.

Due to the significant ownership percentage that WP Fund II holds in the Investee Entities, WP Fund II is deemed to have a controlling financial interest in the Investee Entities. Accordingly, the financial information of the Investee Entities has been consolidated with WP Fund II (collectively, the “Company”) in the accompanying consolidated financial statements.

(2)	Summary of Significant Accounting Policies and Nature of Operations

(a)	Basis of Presentation

The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The accompanying consolidated financial statements include the accounts of WP Fund II and the Investee Entities that WP Fund II controls. All intercompany balances and transactions have been eliminated in consolidation. In management’s opinion, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation of the reported period have been included.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

(b)	Use of Estimates

In preparing financial statements in accordance with GAAP, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as revenues and expenses during the reporting period. Actual results could differ from those estimates.

(c)	Change in accounting principle

In 2016, the Company retroactively adopted new requirements to present deferred financing costs as a reduction of the carrying amount of the related debt rather than as an asset. Amortization of the deferred financing costs is reported as interest expense rather than as amortization expense. The effect of the change for 2016 was to decrease other assets, net and long-term debt facility by $9,089,929. The change does not impact net loss or retained earnings.

(d)	Economic Concentrations

The Company rehabilitates, operates, and sells single-family homes in Arizona, California, Florida, Georgia, and Illinois. Future operations could be affected by changes in economic or other conditions in these geographical areas, the demand for housing, interest rates or other risks associated with real estate development and construction.

(e)	Investments in Real Estate

Real estate assets are recorded at cost. Costs directly related to the acquisition, improvement, and renovation of specific properties prior to initial leasing are capitalized. Renovation costs typically include new flooring, paint and wall covering, landscaping, cleaning, and hauling. Included in the capitalized costs are certain General Partner personnel costs directly associated with time spent in connection with the acquisition, planning, leasing and execution of all capital investment activities at the property level and allocations of certain indirect costs. Such costs capitalized during the year ended December 31, 2016 totaled $2,099,295. On newly acquired homes targeted for immediate renovation, capitalization generally commences at acquisition. On homes where renovation is not targeted at acquisition or is performed later during the asset lifecycle, certain capitalization begins when activities to prepare the home for renovation commence. Capitalization continues up until the time a property is ready for its intended use which is when a property’s renovations are complete and it is ready for resident occupancy. After such time costs are expensed. Also, throughout the property lifecycle, expenditures that increase the value of the property or extend its useful life are capitalized as well as costs incurred to successfully originate a lease that result directly from, and are essential to, the acquisition of that lease.

Ordinary repairs, maintenance, and renovations that take place after a property is initially leased, and that do not extend the life of the property, are expensed as incurred. Acquisition costs directly related to properties that are not ultimately purchased are expensed as incurred. When a property is sold, the related property costs and accumulated depreciation are cleared from the respective accounts and the net difference is reflected in gain or loss from disposition of real estate.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

(f)	Depreciation of Investments in Real Estate

Depreciation and amortization are calculated using the straight-line basis over the estimated useful lives of the respective assets. The estimated lives are as follows:

Description	Standard Depreciable Life
Land	Not depreciated
Building	40 years
Site improvements	20 years
Personal property	12 years
Leasing costs	Lease term

For the year ended December 31, 2016, depreciation and amortization expense was $11,938,091.

(g)	Impairment of Real Estate

The Company evaluates its long-lived assets for impairment periodically or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Significant indicators of impairment may include declines in homes values, rental rate and occupancy and significant changes in the economy. If an impairment indicator exists, the Company compares the expected future undiscounted cash flows against the net carrying amount of a property. If the sum of the estimated undiscounted cash flows is less than the net carrying amount of the property, the Company records an impairment loss for the difference between the estimated fair value of the individual property and the carrying amount of the property at that date. The Company utilizes automated valuation models, broker price opinions, and desktop valuations to determine the estimated fair value. For the year ended December 31, 2016, the Company did not record any real estate impairments.

(h)	Cash and Cash Equivalents

Cash and cash equivalents include all cash balances on deposit with financial institutions and highly liquid investments with a maturity of three months or less at the date of acquisition.

Restricted cash is not considered cash and cash equivalents, and includes cash held with financial institutions for refunds of tenant security deposits and lender required funding of operating deficits, repairs or improvements to the buildings which extend their useful lives, annual insurance and property tax payments, and cash held in escrow.

(i)	Concentration of Credit Risk

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

(j)	Resident and Other Receivables and Bad Debt Estimate

The Company periodically evaluates the collectability of its resident and other receivables and records an allowance for doubtful accounts for any estimated probable losses. This allowance is estimated based on payment history and probability of collection. As of December 31, 2016, the allowance for uncollectible rent was $349,926, which is included in resident and other receivables, net on the consolidated balance sheet.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

(k)	Deferred Financing Costs

Deferred financing costs consist of amounts paid relative to the issuance of the long-term debt facility and are amortized over the terms of the related line (see Note 5) on a method that approximates the effective interest method. Amortization is included in interest expense in the accompanying consolidated statement of operations. As of December 31, 2016, the accumulated amortization of deferred finance costs was $193,403. For the year ended December 31, 2016, $464,158 of amortization of deferred financing costs was included in interest expense.

Future amortization is expected to be as follows:

2017	$4,641,666
2018	4,448,263

Total	$9,089,929

(l)	Other Assets

Other assets include the following as of December 31, 2016:

Capitalized leasing costs, net	$1,821,955
Prepaid expenses	426,891
Straight-line rents	205,998
Other current assets	83,853

Total other assets	$2,538,697

(m)	LPR/Waypoints Payable

The Lease Plus Rewards (“LPR”) program has been terminated and the unredeemed balance as of June 30, 2016 of $10,397 was written off and recognized in Rental Revenues, net. The Company historically offered this program to its residents. For every month a resident was in good standing, LPR program rewards were accumulated.

The LPR - Waypoints (“Waypoints”) program has also been terminated and the unredeemed balance as of June 30, 2016 of $235,307 was written off and recognized in Rental Revenues, net. The Company had historically offered this program to its residents. Residents had to achieve a series of milestones to earn Waypoints. Residents were first enrolled into the Waypoints program by participating in a one-on-one Financial Fitness session. Other milestones included paying rent on time each month, passing occupied home inspections on a pre-determined schedule and attending Financial Fitness seminars.

(n)	Revenue Recognition

The Company leases its single-family homes under operating leases. The lease periods are generally short-term in nature (one or two years) and reflect market rental rates. For multi-year leases which include contractual rent increases, rental income, net of concessions, is recognized on a straight-line basis over the term of the lease.

(o)	Income Taxes

Income taxes on Company income are levied on the members at the member level. Accordingly, all profits and losses of the Company are recognized by each member on its respective tax return.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

The preparation of financial statements in conformity with GAAP requires the Company to report information regarding its exposure to various tax positions taken by the Company. The Company has determined whether any tax positions have met the recognition threshold and has measured the Company’s exposure to those tax positions. Management believes that the Company has adequately addressed all relevant tax positions and that there are no unrecorded tax liabilities. Federal and state tax authorities generally have the right to examine and audit the previous three years of tax returns filed. Any interest or penalties assessed to the Company are recorded in operating expenses. No interest or penalties from federal or state tax authorities were recorded in the accompanying consolidated financial statements.

(3)	Real Estate Acquisition Activity

For the year ended December 31, 2016, the Company acquired 21 homes for an aggregate gross purchase price of $2,901,000.

(4)	Real Estate Disposition Activity

For the year ended December 31, 2016, the Company disposed of 15 properties. Gain from disposition of real estate consists of the following:

Gross proceeds	$2,372,883
Selling expense	(155,822)

Net proceeds	2,217,061
Cost of homes sold	(1,852,981)

Total gain from disposition of real estate	$364,080

(5)	Debt

The Company’s long-term debt consists of the following as of December 31, 2016:

Principal balance	$500,000,000
Less: unamortized deferred financing costs	(9,089,929)

Long-term debt facility, net	$490,910,071

The Company is party to a loan agreement with DB (the “Loan Agreement”) which is secured by its properties. Under the terms of the Loan Agreement, the Company is permitted to borrow up to $500,000,000 for use in funding the purchases of properties. The loan matures on December 15, 2018, and includes two six-month extension options subject to the satisfaction of certain conditions set forth in the Loan Agreement. There are no specific repayment requirements on outstanding balances, but all borrowed amounts must be repaid by the maturity date. The net proceeds from the loan were used to repay the $410,000,000 principal balance on the Company’s long-term debt facility with Citibank and for general corporate purposes.

The loan has a variable rate equal to the one-month London Interbank Offered Rate (“LIBOR”) plus 287.5 basis points per annum. The loan variable rate is reset daily. For the year ended December 31, 2016, the effective interest rate was 3.5789%.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

Future minimum principal payments over each of the next five years and thereafter are due as follows:

2017	$—
2018	500,000,000
2019	—
2020	—
2021	—
Thereafter	—

$500,000,000

(a)	Interest Expense and Deferred Financing Costs Amortization

Deferred financing costs are being amortized to interest expense over the term of the loan. For the year ended December 31, 2016, the Company recorded interest expense of $14,173,386, including $464,158 of deferred financing cost amortization. For the year ended December 31, 2016, the Company capitalized $1,590 of interest expense associated with development activities.

(b)	Deferred Financing Costs

For the year ended December 31, 2016, $166,845 of unamortized deferred financing costs associated with the Citibank long-term debt facility was written off to finance expense in the accompanying consolidated statements of operations.

(6)	Related-Party Transactions

(a)	Fund Management Fees

From Inception through April 30, 2013, in accordance with the Operating Agreement, the Company paid a fund management fee to the Manager equal to 0.375% per quarter of the sum of the capital contributions of all Investors. Pursuant to Amendment No. 2 to the Amended and Restated Limited Liability Company Agreement, effective as of May 1, 2013, the fund management fee shall be equal to 0.125% per month of the sum of the capital contributions of all Investors. Further, the base amount of capital contributions used in calculating the fund management fee is not reduced by a financing event, and therefore returns of capital to Investors in prior periods as a result of debt refinancing are not adjusted for in the fund management fee calculation. However, the base amount of capital contributions used in calculating the fund management fee is reduced by the cost basis of real estate assets sold to the extent such amounts have been distributed to the Investors as measured on the last day of each quarter. For the year ended December 31, 2016, the Manager earned management fees of $2,990,420, of which the Company had paid in full as of December 31, 2016.

(b)	Overhead Expenses

The Manager is also the general partner of several related partnerships, for which it performs similar management and control functions. Personnel, office space, and other resources of the Manager or its affiliates are shared among the related entities, and each entity reimburses the Manager or its affiliates for its share of the cost of such resources. These overhead costs are included in operating expenses and general and administrative in the consolidated statements of operations, and are allocated among the various expense categories or capitalized depending on the nature of the expenditure. For the year ended December 31, 2016, the Company was allocated expense reimbursement of $282,007. The Company did not capitalize any of these expenses during the year ended December 31, 2016.

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

(c)	SWAY Manager Fees

On January 31, 2014, the Manager entered into an agreement (the “Management Agreement”) with SWAY Management, Inc. (“SWAY Manager”), under which SWAY Manager earned fees and was reimbursed for certain expenses in exchange for the operation and management of properties owned by the Company. The fees paid to SWAY Manager are included in operating expenses and general and administrative expenses in the accompanying consolidated statements of operations, and are allocated among the various expense categories or capitalized depending on the nature of the expenditure.

On January 5, 2016, in connection with the consummation of an internalization and merger transaction between SWAY Manager, Starwood Waypoint Residential Trust, and Colony American Homes, SWAY Manager was internalized by Starwood Waypoint Residential Trust, Starwood Waypoint Residential Trust merged with Colony American Homes to form Colony Starwood Homes, and SWAY Manager became a wholly owned subsidiary of Colony Starwood Homes. Subsequent to this transaction, the Manager and SWAY Manager agreed to the terms of a first amendment to the Management Agreement, with a retroactive effective date of January 1, 2016, under which the Company is required to pay monthly to SWAY Manager a fixed fee of 7.75% of total cash collections, as well as fixed fees for certain activities performed by SWAY Manager, as incurred, related to field maintenance, leasing, and acquisition and dispositions. For the year ended December 31, 2016, the Company incurred fees pursuant to the amended Management Agreement of $5,843,242. The Company did not capitalize any of these fees during the year ended December 31, 2016.

(d)	Due to Related Parties

The Company sometimes pays expenses on behalf of the related entities for which it is subsequently reimbursed, and vice versa. Also, affiliates of the Company may hold cash on behalf of the Company. Due to related parties is presented net of amounts receivable, if any, and totaled $1,661,621 as of December 31, 2016.

(7) Company Distributions and Preferred Return

Pursuant to the Operating Agreement, within forty five days of the end of each fiscal quarter, and at such additional times as are determined by the Manager, the Company shall make a distribution to the Members of any and all distributable cash and any net capital proceeds received by the Company, as defined in the Operating Agreement (except upon the liquidation of the Company, in which event net capital proceeds shall be distributed as outlined in the Operating Agreement). All such distributions shall be made in such amounts as the Manager may determine and shall be distributed to the Investor and Manager as follows:

•	First, to the Investor until each Investor has received its Preferred Return, as defined in the Operating Agreement, in respect of each of its Investor Units pursuant to Section 4.2(a) of the Operating Agreement;

•	Second, to the Investor until each Investor has received its Contributed Capital, as defined in the Operating Agreement, in respect of each of its Investor Units pursuant to Section 4.2(b) of the Operating Agreement;

•	Third, 85% to the Investor and 15% to the Manager until the Investor Unit Holders have received the Hurdle Amount, as defined in the Operating Agreement;

•	Fourth, 50% to the Investor and 50% to the Manager until the Manager has received pursuant to Section 4.2(c) and Section 4.2(d) of the Operating Agreement an amount equal to 25% of all amounts distributed to (i) Section 4.2(a), (ii) Section 4.2(c), and (iii) Section 4.2(d), and;

WAYPOINT/GI VENTURE, LLC AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

December 31, 2016

•	Fifth, 75% to the Investor and 25% to the Manager.

For the year ended December 31, 2016, distributions totaled $72,093,457, to the Investor and zero to the Manager.

(8)	Subsequent Events

Subsequent events have been evaluated through March 13, 2017, which is the date the consolidated financial statements were available to be issued, and there are no subsequent events deemed to require disclosure.